Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Buckeye Partners, L.P. (“Buckeye”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Forrest E. Wylie, Chief Executive Officer of Buckeye GP LLC, the general partner of Buckeye, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Buckeye.

BUCKEYE GP LLC, as general partner of Buckeye

Date: July 30, 2009	/s/ FORREST E. WYLIE
Forrest E. Wylie
Chief Executive Officer